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                                                                      EXHIBIT 23

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-105682) pertaining to The Gorman-Rupp Company 401(k)
Plan of our report dated June 4, 2004, with respect to the financial statements and schedules of The Gorman-Rupp Company 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2003.

                                             /s/Ernst & Young LLP

Cleveland, Ohio
June 23, 2004

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